                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                             -------------------


                                  FORM 8-K
                               Current Report


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report:   October 15, 1997
                                         ----------------




                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                        54-1719855
----------------------------------               ----------------                -------------------
(State or other jurisdiction of                  (Commission                      (IRS Employer
       incorporation)                             File Number)                   Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.            OTHER EVENTS.

                   The September 1997 monthly Certificateholders Statements to investors were distributed October 15, 1997.

ITEM 7 (c).        EXHIBITS

                   The following are filed as exhibits to this Report under
                   Exhibit 20:

                   1.  September Performance Summary

                   2.  Series 1993-1 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   3.  Series 1993-4 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   4.  Series 1994-3 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   5.  Series 1994-4 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   6.  Series 1994-A Certificateholders' Statement for the
                            month of September 1997.

                   7.  Series 1995-1 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   8.  Series 1995-2 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   9.  Series 1995-3 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   10.  Series 1995-4 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   11.  Series 1996-1 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   12.  Series 1996-2 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   13.  Series 1996-3 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   14.  Series 1997-1 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   15.  Series 1997-2 Class A and Class B Certificateholder's
                            Statements for the month of September 1997.

                   The following is filed as an exhibit to this Report under
                   Exhibit 99:

                   1. Amendment No. 3 to the Pooling and Servicing Agreement, dated as of October 15, 1997.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                                   CAPITAL ONE MASTER TRUST

                                                   By:   CAPITAL ONE BANK
                                                         Servicer


                                                   By:   /s/ David M. Willey
                                                         ----------------------
                                                         David M. Willey
                                                         Vice President
Date: October 15, 1997

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549






                     ------------------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------
   1                 September Performance Summary                                        07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  09

   3                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  11

   4                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  13

   5                 Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  15

   6                 Series 1994-A Certificateholder's Statement for
                     the month of September 1997                                          17

   7                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  18

   8                 Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  20

   9                 Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  22

   10                Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  24

   11                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  26

   12                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  28

   13                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  30


   14                Series 1997-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  32


   15                Series 1997-2 Class A and Class B Certificate-
                     holder's Statements for the month of September 1997                  34

   99.1              Amendment No. 3 to the Pooling and Servicing
                     Agreement, dated as of October 15, 1997.